Exhibit 99.1

3 Times Square, 11th Floor New York, New York 10036 212 499 3690 direct dial 212 499 3636 facsimile www.fticonsulting.com

March 29, 2016

Mr. Eric Hiller
Senior Vice President and Chief Financial Officer
Donlen Corporation
2315 Sanders Road
 Northbrook, IL 60062

Independent Advisor’s Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by you with respect to the Hertz Fleet Lease Funding LP Series 2016-1 Securitization (the “Transaction”).   Donlen Corporation (together with any affiliates or subsidiaries, “Donlen” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings and for the sufficiency of the procedures described below.   We make no representations regarding the sufficiency of these procedures either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.

•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.          Comparisons and Recomputations of Certain Customer, Lease and Vehicle Characteristics

1.	On February 26, 2016 we were provided by the Company with a computer generated data file of the December 31, 2015 population of leases (the “December 2015 Lease Data Tape”). We non-statistically selected 150 leases with a book value greater than $0.00 from the December 2015 Lease Data Tape for detailed testing (the “December 2015 Lease Sample Selection”).

2.	For each of the December 2015 Lease Sample Selections, we compared and/or recomputed the attributes listed in Steps A1-A21 of Exhibit A (Item 4) as per the December 2015 Lease Data Tape to corresponding documents as identified in Exhibit A, all of which were provided by the Company. Exceptions noted during the course of our testing are summarized in attached Exhibit B (Item 5).

3.	On March 17, 2016, we were provided by the Company with an updated computer generated data file of the December 31, 2015 population of leases (the “Updated December 2015 Lease Data Tape”). Unless noted in Exhibit B, for each of the December 2015 Lease Sample Selections, we compared the attributes listed in Steps A1-A21 of Exhibit A and noted no differences.

******

We make no representations as to (i) the accuracy of the information set forth in the December 2015 Lease Data Tape or the Updated December 2015 Lease Data Tape, (ii) the actual characteristics or existence of the underlying documents or data comprising the December 2015 Lease Data Tape or the Updated December 2015 Lease Data Tape, or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company are comprehensive and valid instruments.  Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above.  This report relates only to the items specified above, and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above.  Accordingly, we do not express such an opinion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Company and is not intended to be and should not be used by anyone other than Donlen.  None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Yours truly,

Exhibit A / Item 4

I.	FTI will perform the following Agreed Upon Procedures in connection with the 2016-1 Term ABS Issuance
a.	Select 150 leases from entire population of leases included in the transaction and:

Customer / Lessee Details

No.	Initial Data File Field	Source Document / Procedure
1	Customer Name, Lender Code, and Donlen Vehicle Number (DVN)	Agree Customer Name to Lease Agreement (see item #14). Agree Lender Code and DVN to Fleetweb
2	Parent Company Name (Affiliate Obligor Group)	Confirm that the Affiliate Obligor Group name equals the highest level of Parent Company. If no Parent, then name should be Customer Name (Affiliate Obligor Group)
3	Rating	Confirm Moody’s Rating of Affiliate Obligor Group (Moody’s Affiliate Obligor Rating) to Moody’s website

Lease Details

No.	Initial Data File Field	Source Document / Procedure
4	Capitalized Cost	Confirm Capitalized Cost (Cap Cost Total) to Schedule A of the Master Lease Agreement in Fleetweb
5	Lease Start Date (In Service Date)	Confirm Lease Start Date to Schedule A of the Master Lease Agreement
6	Depreciation Rate
Agree Depreciation Rate to Schedule A of the Master Lease Agreement for Floating Rate vehicles (unless Lease Sample Data Tape represents that such vehicle is fully depreciated); For vehicles with an Amortized or Fixed Rate Billing Method per Lease Sample Data Tape, divide 100 by the “Months to Amortize” value on the Report and agree the quotient to the depreciation rate

7	Depreciated Value (Book Value)	Agree Depreciated Value (Book Value) to Fleetweb as of end of December 2015
8	Lease Rate Type (Applicable Billing Method)	Confirm Lease Rate Type (Applicable Billing Method) to Fleetweb: Fixed Rate (FR), Variable Rate/Floating Rate (VR) or Amortizing (AM)
9	Current Month Interest Rate	Agree Current Month Interest Rate to Fleetweb as of December 2015 or last month billed if vehicle is sold (Rate Listed on Most Recent Invoice)
10	Base Instrument Rate Name	Confirm Base Instrument Rate Name to Schedule A of the Master Lease Agreement (Floating Rate leases only)
11	Base Rate Index	Agree Base Rate Index to interest rate schedule provided by Donlen (Floating Rate leases only)
12	Contractual Adder / Margin (Variance)	Agree Margin (Variance) to Schedule A of Master Lease Agreement or to Fleetweb billing screen
13	Monthly Administration Fee Percentage	Agree Monthly Administration Fee Percentage to Schedule A of the Master Lease Agreement
14	Master Lease Agreement
Obtain the Master Motor Vehicle Lease Agreement or the Administrative Agreement for each customer with a vehicle selected and confirm that the Agreement has been signed via electronic signature or credit committee approval

15	Insurance Certificate
Obtain the Certificate of Liability Insurance for each customer with a vehicle selected.  Confirm that the Certificate Holder and / or Additional Insured is “Donlen Trust” and / or “Donlen Corporation” and that the insurance coverage has not expired prior to 12/31/15

16	Credit File	Obtain and confirm the existence of an approved credit file (via electronic signature or credit committee notation) for each Customer Name

Exhibit A / Item 4

Vehicle Details

No.	Initial Data File Field	Source Document / Procedure
17	Vehicle Make and Model	Agree Vehicle Make and Model Code to Fleetweb
18	Vehicle Titled to Donlen Trust	Confirm Vehicle titled to Donlen Trust in Title Documents (or, if Vehicle In Service Date is less than 120 days old and no Title is available, confirm with Management that Title is in process)
19	Vehicle Title Includes Lienholder Notation
Confirm Vehicle Title includes Bank of New York Mellon Trust Company (BNYMTC) as Lienholder. (Do not perform this procedure if book value of the vehicle was less than $1,000 as of 11/15/11 or if the vehicle has a current status of “Sold” per Fleetweb.)

20	Vehicle Type (Summarized Vehicle Type)
Confirm GVWR in Fleetweb to identify the vehicle type (Summarized Vehicle Type). Medium Duty Trucks have GVWR between 16,000 and 33,000 and Heavy Duty Trucks have GVWR over 33,000. Confirm vehicles listed as Other in Vehicle Type are listed as Equipment in Summarized Vehicle Type. All other Summarized Vehicle Types are Car, Van, or Light Duty Trucks

21	Vehicle Registration State	Confirm Registration State for each vehicle matches state of registration on vehicle title

Exhibit B / Item 5

December 2015 Lease Sample Selection Data Tape Exceptions

Step No.	Initial Data File Field	Exception Noted
3	Rating	• FTI noted one exception (DVN 51****) in which the Rating per the December 2015 Lease Data Tape did not match the Rating per Moody’s website.[1]
5	In Service Date	• FTI noted one exception (DVN 53****) in which the In Service Date per the December 2015 Lease Data Tape did not match the In Service Date per Schedule A of the Master Lease Agreement.[1]
6	Depreciation Rate
•    FTI noted three exception (DVNs 34****, 33**** and 34****) in which the Depreciation Rate per the December 2015 Lease Data Tape did not match FTI’s calculated Depreciation Rate (each exception related to a Fixed Rate Billing Method lease)
•       FTI noted the field was blank per the December 2015 Lease Data Tape.  Each of the leases with a depreciation exception was a “Sold” lease that had a Securitization Value of $0.00. 1  2

19	Vehicle Title Includes Lienholder Notation
•    FTI noted five exceptions in which the Vehicle Title did not include BNYMTC as the Lienholder.
•      Per Management, the Company has requested a revised title for the following DVNs: 33****; 32****; 48****; 38****; and, 49****.

21	Vehicle Registration State
•    FTI noted one exception in which the Vehicle Registration State per the December 2015 Lease Data Tape did not match the Vehicle Registration State per the Vehicle Title (the December 2015 Lease Data Tape was blank).
•      Per Management, the vehicle registration information was not properly updated in the December 2015 Lease Data Tape for DVN 99****.[1]

1 The Company elected not to modify the Updated December 2015 Lease Data Tape for the exception(s).

2 The December 2015 Lease Sample Selection was comprised of 136 leases included in the Securitization Transaction and 14 leases that were sold and had a Securitization Value of $0.00.